Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 18, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2003	Previous Distribution Date:	January 15, 2003
Collection Period End Date:	January 31, 2003	Previous Collection Period End Date:	December 31, 2002

A. Initial Bond Characteristics

		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances

		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		1/15/03	2/18/03	1/15/03	2/18/03	1/15/03	2/18/03
i.	Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	92,557,322	77,571,601	29.38%	24.63%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75%	of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 18, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2003	Previous Distribution Date:	January 15, 2003
Collection Period End Date:	January 31, 2003	Previous Collection Period End Date:	December 31, 2002

E. Portfolio Characteristics

		Initial Balance 9/30/00	Balance as of		Percent of Original as of
			12/31/02	1/31/03	12/31/02	1/31/03
i.	Principal Balance	$950,415,639	$239,627,085	$224,137,968	25.21%	23.58%
ii.	Number of Contracts	73,293	31,270	29,985	42.66%	40.91%
iii.	Weighted Average Coupon (WAC)	9.44%	9.51%	9.52%
iv.	Weighted Average Original Term	61.40	62.96	63.04
v.	Weighted Average Remaining Term	49.40	29.00	28.25
vi.	Weighted Average Seasoning	12.00	33.96	34.79

F. Portfolio Performance

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		12/31/02	1/31/03	12/31/02	1/31/03	12/31/02	1/31/03	12/31/02	1/31/03
i.	30-59 Days Delinquent	696	610	2.23%	2.03%	$5,542,991	$4,762,261	2.31%	2.12%
ii.	60-89 Days Delinquent	228	216	0.73%	0.72%	1,755,687	1,645,868	0.73%	0.73%
iii.	90-119 Days Delinquent	53	60	0.17%	0.20%	377,474	350,801	0.16%	0.16%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	15	11	0.05%	0.04%	160,360	135,991	0.07%	0.06%
vi.	Repo In Inventory (Not Charged-Off)	16	18	0.05%	0.06%	142,591	203,430	0.06%	0.09%
vii.	Gross Charge-Offs in Period	50	60	0.16%	0.20%	393,942	386,322	0.16%	0.17%

G. Portfolio Charge-Offs

		$		% of Original Balance
		12/31/02	1/31/03	12/31/02	1/31/03
i.	Gross Charge-Offs In Period	$393,942	$386,322	0.041%	0.041%
ii.	Cumulative Gross Charge-Offs	12,197,542	12,583,864	1.283%	1.324%
iii.	Net Losses In Period	209,653	162,712	0.022%	0.017%
iv.	Cumulative Net Losses	8,051,000	8,213,712	0.847%	0.864%

H. Pool Collections

i.	Borrower Interest Collections	$1,968,531.62
ii.	Borrower Principal Collections	14,821,229.58
iii.	Net Liquidation Proceeds	202,554.47
iv.	Recoveries	223,610.10
v.	Repurchase Amounts (Interest)	669.23
vi.	Repurchase Amounts (Principal)	79,011.19
vii.	Total Interest Collections	1,969,200.85
viii.	Total Principal Collections	15,326,405.34

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$239,627,085.16
ii.	Pool Balance Reductions from Principal Collections	15,102,795.24
iii.	Gross Charge-Offs In Period	386,321.80
iv.	Ending Pool Balance	224,137,968.12

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 18, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2003	Previous Distribution Date:	January 15, 2003
Collection Period End Date:	January 31, 2003	Previous Collection Period End Date:	December 31, 2002

J. Total Available

i.	Total Pool Collections		$17,295,606.19
ii.	Reinvestment Income from Reserve Account		930.62
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$17,296,536.81

K. Waterfal

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$199,689.24
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$199,689.24	$199,689.24	$17,296,536.81	$7,128,117.29	$0.00	$199,689.24
ii.	Class A Notes Interest Distribution		1,098,303.12	17,096,847.57	7,128,117.29	0.00	1,098,303.12
	Class A Notes Balance	196,197,322.18
	Pool Balance	224,137,968.12

iii.	First Priority Principal Distribution	0.00	0.00	15,998,544.46	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	15,998,544.46	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	224,707,322.18
	Pool Balance	224,137,968.12

v.	Second Priority Principal Distribution	569,354.06	569,354.06	15,830,335.46	7,128,117.29	0.00	569,354.06
vi.	Class C Notes Interest Distribution		88,412.00	15,260,981.39	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	15,172,569.39			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	238,967,322.18
	Specified Credit Enhancement Amount	7,284,483.96
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	156,366.67
	Target Securities Balance	223,981,601.45

viii.	Regular Principal Distribution	14,416,366.67	14,416,366.67	15,172,569.39			14,416,366.67
ix.	Release to Seller		756,202.72	756,202.72	7,128,117.29		756,202.72

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 18, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2003	Previous Distribution Date:	January 15, 2003
Collection Period End Date:	January 31, 2003	Previous Collection Period End Date:	December 31, 2002

L. Bond Interest Distributions

	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$1,098,303.12	$—	$—	$1,098,303.12	$1,098,303.12	—
Class A-1 Notes	6.745%	34	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	514,464.45	—	—	514,464.45	514,464.45	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	569,354.06
Regular Principal Distribution	14,416,366.67

Total Principal Distribution	14,985,720.74
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	14,985,720.74
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—